Exhibit 99.1

Anaplan Announces First Quarter

Fiscal Year 2022 Financial Results

•	First Quarter Subscription Revenue up 26% Year-Over-Year

•	Remaining Performance Obligation of $832.3 million, up 29% Year-Over-Year

•	Dollar-Based Net Expansion of 118%

•	Announces Chief Financial Officer transition

SAN FRANCISCO, May 27, 2021 — Anaplan, Inc. (NYSE:PLAN), provider of a leading cloud-native platform for orchestrating business performance, today announced financial results for its first quarter ended April 30, 2021.

“We started our fiscal year with a solid first quarter as we are seeing the need for enterprise-wide planning increase globally,” said Frank Calderoni, chief executive officer of Anaplan. “Our results continue to build on our market leadership and the growing interest in digitizing planning across all functions.”

First Quarter Fiscal 2022 Financial Results

•	Total revenue was $129.8 million, an increase of 25% year-over-year. Subscription revenue was $118.3 million, an increase of 26% year-over-year.

•

GAAP operating loss was $49.6 million or 38.2% of total revenue, compared to $38.8 million in the first quarter of fiscal 2021 or 37.3% of total revenue. Non-GAAP operating loss was $12.4 million or 9.6% of total revenue, compared to $13.4 million in the first quarter of fiscal 2021 or 12.9% of total revenue.

•	GAAP loss per share was $0.36, compared to $0.29 in the first quarter of fiscal 2021. Non-GAAP loss per share was $0.10, flat compared to the first quarter of fiscal 2021.

•	Cash and Cash Equivalents were $327.5 million as of April 30, 2021.

Financial Outlook

The company is providing the following guidance for its second quarter fiscal 2022:

•	Total revenue is expected to be between $133.5 and $134.5 million.

•	Non-GAAP operating margin is expected to be between negative 14% and 15%.

•	As a baseline for second quarter, we expect billings to be in the range of $138 million to $140 million.

The company is updating its previous guidance provided on February 25, 2021 for its full year fiscal 2022:

•	Total revenue is expected to be between $555 and $560 million (was between $550 and $555 million).

•	Non-GAAP operating margin is expected to be between negative 8.0% and 9.0%.

The guidance provided above are forward-looking statements and actual results may differ materially. Refer to the “Forward-Looking Statements” safe harbor section below for information on the factors that could cause our actual results to differ materially from these forward-looking statements.

The section titled “Non-GAAP Financial Measures” below contains a description of the non-GAAP financial measures used in this press release, definitions of our operating metrics and a reconciliation of GAAP and non-GAAP financial measures is contained in the tables below. A reconciliation of non-GAAP measures to corresponding GAAP measures is not available on a forward-looking basis without unreasonable effort due to the uncertainty regarding, and the potential variability of, costs and expenses, including the impact of stock-based compensation, which is dependent on factors such as future stock price and volume of equity awards granted in the future, that may be incurred in the future and therefore, cannot be reasonably predicted. The effect of these excluded items may be significant.

CFO Transition

Anaplan also today announced that Chief Financial Officer David H. Morton, Jr. will step down from his position later this year to spend more time with his family. Anaplan has initiated a search for its next CFO with the assistance of an external search firm, and Dave will continue in his role until his successor is hired.

“On behalf of the Board and the leadership team, I thank Dave for his years of service to Anaplan and his many contributions to advance our finance organization. We wish him the best as we initiate the process to find Anaplan’s next CFO,” said Frank Calderoni, President and CEO of Anaplan.

“It has been a privilege to work alongside so many talented people at Anaplan, and now is the right time to begin this transition,” said Morton. “The need for scenario-based planning has never been greater and Anaplan is fully focused on executing against the opportunities ahead. I look forward to doing whatever I can to support Anaplan’s path forward, including assisting with the search process.”

Recent Highlights

•	Anaplan received “Customers’ Choice 2021” recognition in Gartner’s Peer Insights for Cloud Financial Planning and Analysis (FP&A) Solutions.

•	Anaplan was profiled by Gartner in its Market Guide for Sales Performance Management 2021, a report on the trends, developments, and representative vendors in the sales performance management market.

•	TrustRadius recognized Anaplan as a “2021 Top-Rated Sales Performance Management Software”.

Webcast and Conference Call Information

Event: Anaplan First Quarter Fiscal Year 2022 Earnings Conference Call

When: Thursday, May 27, 2021

Time: 5:30 a.m. PT / 8:30 a.m. ET

Live Call: Please see online registration

Replay: (800) 585-8367 or (416) 621-4642 with passcode 7487517

Live Webcast: https://investors.anaplan.com or with replay available for 12 months

About Anaplan

Anaplan, Inc. (NYSE: PLAN) is a cloud-native enterprise SaaS company that empowers global organizations to orchestrate business performance and execute digital transformation with confidence and agility. Leaders across industries rely on our platform—powered by our proprietary Hyperblock® technology—to connect teams, systems, and insights from across their organizations to continuously adapt to change, transform how they operate, and reinvent value creation to compete in today’s digital economy. Based in San Francisco, Anaplan has over 175 partners and more than 1,700 customers worldwide. To learn more, visit anaplan.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended, including all statements other than statements of historical fact contained in this press release and includes, without limitation, statements about the company’s expectations regarding the timing of the transition of our Chief Financial Officer role, the impact of the COVID-19 pandemic and resulting global economic uncertainty, the quotations from management, statements regarding market demand, market opportunity, competitive position including of the company’s solutions compared to the offerings of competitors, use of the company’s solutions and the results of such use, statements regarding the need for, or interest in, enterprise planning or digital transformation, statements about the company’s plans, strategies and prospects, statements about offerings, solutions, services and functionality, statements regarding growth and momentum, statements about customers’ challenges, plans and priorities, the financial outlook and guidance, which may include expected GAAP and non-GAAP financial and other results, for the company’s second fiscal quarter ending July 31, 2021 and for the full fiscal year ending January 31, 2022 and the underlying assumptions, and statements about events and trends including events and trends that we believe may affect our financial condition, results of operations, short- and long-term business operations and objectives, and financial needs. These statements identify prospective information and may include words such as “expects,” “intends,” “continue,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “potential,” “should,” “may,” “will,” or the negative version of these words, variations of these words and comparable terminology. These forward-looking statements are based on information available to the company as of the date of this press release and are based on management’s current views and assumptions. These forward-looking statements are conditioned upon and also involve a number of known and unknown risks, uncertainties, and other factors that could cause actual results, performance or events to differ materially from those anticipated by these forward-looking statements. Such risks, uncertainties, and other factors may be beyond the company’s control and may pose a risk to the company’s operating and financial condition. Such risks and uncertainties include, but are not limited to: the ongoing COVID-19 pandemic, and resulting global economic uncertainty, has impacted how we, our customers, and our partners are operating, and could result in a material adverse effect on our business, financial condition, operating results and cash flows; we have a limited history of operating at our current scale and under our current strategy, which makes it difficult to predict our future operating results, and we may not achieve our expected operating results in the future; our recent revenue growth rates may not be indicative of our future performance or growth; we have a history of net losses, we anticipate increasing our operating expenses in the future, and we do not expect to be profitable for the near future; our quarterly results may fluctuate significantly and may not fully reflect the underlying performance of our business; we have experienced rapid growth and expect to continue to invest in our growth in the future, and if we fail to manage our growth effectively, we may be unable to execute our business plan, maintain high levels of service, or adequately address competitive challenges and our business, financial condition and results of operations may be adversely affected; we derive substantially all of our revenue from a single software platform and if our platform fails to satisfy customer demands or to achieve widespread market acceptance it would adversely affect our business, operating results, financial condition, and growth prospects; if we are unable to attract new customers, both domestically and internationally, the growth of our revenue will be adversely affected and our business may be harmed; our business depends substantially on our customers renewing their subscriptions and expanding their use of our platform and if we fail to achieve renewals or expansions or our customers renew or expand their subscriptions on less favorable terms, our business and operating results will be adversely affected; failure to effectively expand our sales and marketing capabilities, including to hire and retain direct sales personnel, could harm our ability to increase our customer base and achieve broader market acceptance of our service; our growth depends in part on the success of our strategic relationships with third parties and their continued performance; if our customers and partners do not have access to highly skilled and trained users of our platform, our customers may not be able to unlock the full potential of our platform, customer satisfaction may suffer, and our results of operations, financial condition and growth prospects may be adversely affected; if we fail to continue to enhance our platform, satisfy the cloud infrastructure priorities of our clients or adapt to rapid technological change, our ability to remain competitive could be impaired; if we experience a security incident affecting our platform, networks, systems or data or the data of our customers, or are perceived to have experienced such a security incident, our platform may be perceived as not being secure, our reputation may be harmed, customers may reduce the use of or stop using our platform, we may incur significant liabilities, and our business could be materially adversely affected; real or perceived errors, failures, bugs, service outages, or disruptions in our platform could adversely affect our reputation and harm our business; we depend on the experience and expertise of our senior management team and certain key employees, especially engineering, research and development and sales personnel, and our inability to retain these executive officers and key employees or recruit them in a timely manner, could harm our business, operating results, and financial condition; the markets in which we participate are intensely competitive, and if we do not compete effectively, our business and operating results could be adversely affected; we collect, process and store personal information and furthermore, our platform could be used by customers to do the same, and evolving domestic and international privacy and security laws, regulations and other obligations could result in additional costs and liabilities to us or inhibit sales of our platform. Furthermore, the additional or unforeseen effects from the COVID-19 pandemic and the global economic climate may amplify many of these risks. Information concerning risks, uncertainties and other factors that could cause results to differ materially from the expectations described in this press release is contained in the company’s filings with the U.S. Securities and Exchange Commission (“SEC”), including its annual report on Form 10-K filed with the SEC on March 12, 2021, and other documents the company may file with or furnish to the SEC from time to time such as annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. These forward-looking statements should not be relied upon as representing the company’s views as of any subsequent date and the company undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made. The information contained in, or that can be accessed through, Anaplan’s website and social media channels are not part of this press release.

Investor Contact:

Edelita Tichepco

investors@anaplan.com

Media Contact:

Anthony Harrison

press@anaplan.com

Preliminary Condensed Consolidated Statements of Operations

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended April 30,
(In thousands, except per share amounts)	2021	2020
Revenue:
Subscription revenue	$118,343	$93,824
Professional services revenue	11,482	10,020

Total revenue	129,825	103,844
Cost of revenue:
Cost of subscription revenue (1)	21,329	15,185
Cost of professional services revenue (1)	11,492	9,555

Total cost of revenue	32,821	24,740
Gross profit	97,004	79,104
Operating expenses:
Research and development (1)	33,212	23,762
Sales and marketing (1)	88,470	71,674
General and administrative (1)	24,945	22,428

Total operating expenses	146,627	117,864

Loss from operations	(49,623)	(38,760)
Interest income (expense), net	(151)	511
Other income (expense), net	(459)	(331)

Loss before income taxes	(50,233)	(38,580)
Provision for income taxes	(1,258)	(1,022)

Net loss	$(51,491)	$(39,602)

Net loss per share attributable to common stockholders, basic and diluted	$(0.36)	$(0.29)

Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	144,161	136,362

(1) Includes stock-based compensation expense as follows:
Cost of subscription revenue	$1,522	$708
Cost of professional services revenue	831	508
Research and development	6,966	3,646
Sales and marketing	16,633	10,031
General and administrative	8,119	7,600

Total stock-based compensation expense	$34,071	$22,493

Preliminary Condensed Consolidated Balance Sheets

(In thousands)

(Unaudited)

	As of
	April 30, 2021	January 31, 2021
ASSETS
Current assets:
Cash and cash equivalents	$327,516	$320,990
Accounts receivable, net	104,600	147,005
Deferred commissions, current portion	38,414	36,797
Prepaid expenses and other current assets	25,626	24,252

Total current assets	496,156	529,044
Property and equipment, net	55,062	51,603
Deferred commissions, net of current portion	83,935	82,405
Goodwill	32,379	32,379
Operating lease right-of-use asset	37,509	33,985
Other noncurrent assets	9,460	9,709

TOTAL ASSETS	$714,501	$739,125

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$7,374	$7,949
Accrued expenses	90,881	101,507
Deferred revenue, current portion	286,922	287,778
Operating lease liabilities, current portion	8,561	7,951

Total current liabilities	393,738	405,185
Deferred revenue, net of current portion	5,739	7,765
Operating lease liabilities, net of current portion	33,152	30,130
Other noncurrent liabilities	19,175	18,032

TOTAL LIABILITIES	451,804	461,112

Stockholders’ equity:
Common stock	14	14
Accumulated other comprehensive loss	(8,803)	(7,528)
Additional paid-in capital	969,955	932,505
Accumulated deficit	(698,469)	(646,978)

TOTAL STOCKHOLDERS’ EQUITY	262,697	278,013

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$714,501	$739,125

Preliminary Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Three Months Ended April 30,
	2021	2020
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(51,491)	$(39,602)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	6,970	6,070
Amortization of deferred commissions	9,708	7,718
Stock-based compensation	34,071	22,493
Reduction of operating lease right-of-use assets and accretion of operating lease liabilities	2,434	2,852
Other non-cash items	(324)	1,106
Changes in operating assets and liabilities:
Accounts receivable	43,939	12,848
Prepaid expenses and other current assets	(1,301)	1,508
Other noncurrent assets	(108)	114
Deferred commissions	(12,547)	(10,056)
Accounts payable and accrued expenses	(11,120)	(2,546)
Deferred revenue	(4,845)	(3,159)
Payments for operating lease liabilities, net	(2,293)	(2,835)
Other noncurrent liabilities	716	1,985

Net cash provided by (used in) operating activities	13,809	(1,504)
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(3,113)	(1,583)
Capitalized internal-use software	(3,086)	(2,880)

Net cash used in investing activities	(6,199)	(4,463)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from exercise of stock options	2,092	3,792
Principal payments on capital lease obligations	(2,520)	(1,728)

Net cash provided by (used in) financing activities	(428)	2,064
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(656)	(743)

NET INCREASE (DECREASE) IN CASH, CASH EQUIVALENTS, AND RESTRICTED CASH	6,526	(4,646)
CASH, CASH EQUIVALENTS, AND RESTRICTED CASH - Beginning of period	320,990	309,894

CASH, CASH EQUIVALENTS, AND RESTRICTED CASH - End of period	$327,516	$305,248

Reconciliation of GAAP to Non-GAAP Financial Measures

(In thousands, except percentages and per share amounts)

(Unaudited)

	Three Months Ended April 30,
(In thousands, except percentages and per share amounts)	2021	2020
Revenue	$129,825	$103,844

GAAP operating loss	$(49,623)	$(38,760)
Stock-based compensation	34,071	22,493
Employer payroll tax expense related to employee stock plans	2,000	1,485
Business combination and other related cost	778	1,019
Amortization of acquired intangibles	335	335

Non-GAAP operating loss	$(12,439)	$(13,428)

GAAP operating margin %	-38.2%	-37.3%
Stock-based compensation %	26.2%	21.7%
Employer payroll tax expense related to employee stock plans %	1.5%	1.4%
Business combination and other related cost %	0.6%	1.0%
Amortization of acquired intangibles %	0.3%	0.3%

Non-GAAP operating margin %	-9.6%	-12.9%

GAAP net loss	$(51,491)	$(39,602)
Stock-based compensation	34,071	22,493
Employer payroll tax expense related to employee stock plans	2,000	1,485
Business combination and other related cost	778	1,019
Amortization of acquired intangibles	335	335

Non-GAAP net loss	$(14,307)	$(14,270)

GAAP net loss per share, basic and diluted	$(0.36)	$(0.29)
Stock-based compensation	0.24	0.17
Employer payroll tax expense related to employee stock plans	0.01	0.01
Business combination and other related cost	0.01	0.01
Amortization of acquired intangibles	—	—

Non-GAAP net loss per share	$(0.10)	$(0.10)

Shares used to compute GAAP net loss per share attributable to common stockholders, basic and diluted	144,161	136,362

Shares used to compute Non-GAAP net loss per share	144,161	136,362

GAAP net cash provided by (used in) operating activities	$13,809	$(1,504)
Purchase of property and equipment	(3,113)	(1,583)
Capitalized internal-use software	(3,086)	(2,880)

Non-GAAP free cash flow	$7,610	$(5,967)

Non-GAAP Financial Measures

In addition to financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), this press release and the accompanying tables contain non-GAAP financial measures, including non-GAAP loss from operations, non-GAAP operating margin, non-GAAP net loss, non-GAAP net loss per share, and free cash flow. The non-GAAP financial information is presented for supplemental informational purposes only, and is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. The non-GAAP measures presented here may be different from similarly-titled non-GAAP measures used by other companies.

We use these non-GAAP measures in conjunction with GAAP measures as part of our overall assessment of our performance, including the preparation of our annual operating budget and quarterly forecasts, to evaluate the effectiveness of our business strategies and to communicate with our board of directors concerning our financial performance. We believe these non-GAAP measures, when viewed collectively with the GAAP measures, may be helpful to investors because they provide consistency and comparability with our past financial performance and facilitate period-to-period comparisons of our operating results.

There are material limitations associated with the use of non-GAAP financial measures since they exclude significant expenses and income that are required by GAAP to be recorded in our financial statements. The definitions of our non-GAAP measures may differ from the definitions used by other companies and therefore comparability may be limited. In addition, other companies may utilize metrics that are not similar to ours. We compensate for these limitations by analyzing current and future results on a GAAP basis as well as a non-GAAP basis and by providing specific information regarding the GAAP items excluded from these non-GAAP financial measures. Please see the reconciliation tables in this release for the reconciliation of GAAP and non-GAAP results.

We adjust the following items from one or more of our non-GAAP financial measures:

Stock-based compensation expense. We exclude stock-based compensation expense, which is a non-cash expense, from certain of our non-GAAP financial measures because we believe that excluding this item provides meaningful supplemental information regarding operational performance. In particular, companies calculate stock-based compensation expense using a variety of valuation methodologies and subjective assumptions.

Employer payroll tax expense related to employee stock plans. We exclude employer payroll tax expense related to employee stock plans, which is a cash expense, from certain of our non-GAAP financial measures because we believe that excluding this item provides meaningful supplemental information regarding operational performance. In particular, this expense is tied to the exercise or vesting of underlying equity awards and the price of our common stock at the time of exercise or vesting, which may vary from period to period independent of the operating performance of our business.

Amortization of acquired intangible assets. We exclude amortization of acquired intangible assets, which is a non-cash expense, from certain of our non-GAAP financial measures. Our expenses for amortization of intangible assets are inconsistent in amount and frequency because they are significantly affected by the timing, size of acquisitions and the inherent subjective nature of purchase price allocations. We exclude these amortization expenses because we do not believe these expenses have a direct correlation to the operation of our business.

Business combinations and related cost. We exclude transaction, integration, and retention expenses that are directly related to business combinations from certain of our non-GAAP financial measures because we believe that excluding these items provides meaningful supplemental information regarding operational performance.

Free cash flow. Our management reviews cash flows generated from operations after taking into consideration capital expenditures such as purchase of property and equipment and internal-use software as these expenditures are considered to be a necessary component of ongoing operations. We define non-GAAP free cash flow as net cash provided by (used in) operating activities, reduced by purchase of property and equipment and capitalization of internal-use software.

Operating Metrics

Annual recurring revenue (ARR) is calculated as subscription revenue already booked and in backlog that will be recorded over the next 12 months, assuming any contract expiring in those 12 months is renewed and continues on its existing terms and at its prevailing rate of utilization.

Dollar-based Net Expansion Rate is calculated as the ARR at the end of a period for the base set of customers from which we had ARR in the year prior to the calculation, divided by the ARR one year prior to the date of calculation for that same customer base.